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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                DECEMBER 11, 2001

                            ------------------------

                            NORTHWESTERN CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

            0-692                                      46-0172280
            -----                                      ----------
   (Commission File Number)               (IRS Employer Identification Number)

                 125 SOUTH DAKOTA AVENUE, SIOUX FALLS, SD 57104
                 ----------------------------------------------
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (605) 978-2908
                                                           --------------

                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS


         As previously reported, on September 29, 2000, NorthWestern Corporation entered into a definitive agreement to acquire the utility business of The Montana Power Company ("MPC Utility"), which comprises substantially all of the assets of the Utility of The Montana Power Company (the "Utility"), for approximately $1.1 billion, including the assumption of approximately $488 million in existing Montana Power debt and preferred stock. NorthWestern is accounting for this acquisition as a purchase.


         NorthWestern has made considerable progress in moving towards the completion of the acquisition of MPC Utility. The transaction has received approval of the Federal Energy Regulatory Commission and Hart-Scott-Rodino clearance as well as supermajority approval by The Montana Power Company's shareholders. The transaction is not required to receive the approval of NorthWestern's shareholders. Consummation of the transaction, however, remains subject to the approval of the Montana Public Service Commission, or MPSC. On November 9, 2001, the MPSC adopted a procedural schedule agreeing to issue an order regarding the acquisition no later than January 31, 2002. There can be no assurance as to whether the MPSC will grant its approval, whether the terms of any approval will be acceptable to the parties, or when any approval will be received. In addition, customary closing requirements apply such as confirmation of representations and warranties, compliance with covenants and the satisfaction of contractual closing conditions. There can be no assurance that these conditions will be satisfied.

         NorthWestern has obtained a commitment for a $1.0 billion credit facility, with a term of 364 days following the closing date of the acquisition, to finance the transaction and refinance NorthWestern's existing credit facility. The $1.0 billion credit facility will consist of a revolving credit facility and an acquisition term loan. The commitment letter contains customary conditions, which must be satisfied. NorthWestern currently intends to issue a combination of long term debt and equity following the closing of the acquisition of MPC Utility to refinance the acquisition term loan and provide working capital.



         Contemporaneously with the filing of this Form 8-K, NorthWestern and NorthWestern Capital Financing II, a Delaware statutory business trust (the "Trust"), are filing a Rule 424(b) prospectus supplement under NorthWestern's previously filed Registration Statements File Nos. 333-58491 and 333-82707 with respect to the issue and sale by the Trust of $200 million aggregate amount of trust preferred securities. All of the proceeds of the trust preferred securities will be invested by the Trust in subordinated debentures of NorthWestern. There can be no assurance that the issue and sale of the $200 million trust preferred securities will be consummated or the terms or actual amount of trust preferred securities sold will be.


         By filing this Form 8-K NorthWestern is incorporating by reference into the prospectuses relating to Securities offered by NorthWestern under its effective Registration Statements Nos. 333-58491, 333-82707, 333-64113, 333-80817 and 333-80819, certain pro forma and historical financial information contained in the 424(b) prospectus being filed contemporaneously herewith with respect to the issuance sale of the trust preferred securities as well as the combined financial statements of the Utility, all of which are filed as exhibits hereto.

         This Form 8-K includes as an exhibit (i) Unaudited Combined Financial Statements of the as of and for the nine months ended September 30, 2001 and Audited Combined Financial Statements of the Utility as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000, (ii) Unaudited Pro Forma Combined Financial Information of NorthWestern as of and for the nine months ended September 30, 2001 and for the year ended December 31, 2000 and (iii) Unaudited Pro Forma Combined Financial Data of the Utility as of and for the nine months ended September 30, 2001 and for the year ended December 30, 2000.

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                 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         On one or more occasions, we may make statements regarding our assumptions, projections, expectations, intentions or beliefs about future events.

         Words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will likely result," "will continue" or similar expressions identify forward-looking statements.

         Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, but there can be no assurance that our projections will be achieved or accomplished.

         In addition to other factors and matters discussed elsewhere in our most recent quarterly and annual reports that we file with the SEC, some important factors that could cause actual results or outcomes for NorthWestern to differ materially from those discussed in forward-looking statements include:

         -  the adverse impact of weather conditions;

         -  unscheduled generation outages;

         -  maintenance or repairs;

         - unanticipated changes to fossil fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments;

         - developments in the federal and state regulatory environment and the terms associated with obtaining regulatory approvals;

         - the rate of growth and economic conditions in our service territories and those of our subsidiaries;

         -  the speed and degree to which competition enters our businesses;

         - the timing and extent of changes in interest rates and fluctuations in energy-related commodity prices;

         - risks associated with acquisitions, transition and integration of acquired companies;

         - availability of minority interest basis for loss allocation purposes;

         -  changes in customer usage patterns and preferences;

         - changing conditions in the economy, capital markets and other factors identified from time to time in our filings with the SEC; and

         -  our ability to complete the acquisition of the MPC Utility.


         Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on its business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS

EXHIBIT
NUMBER            TITLE
------            -----

 99.1 Unaudited Combined Financial Statements of the Utility as of and for the nine months ended September 30, 2001 and Audited Combined Financial Statements of the Utility as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000.

 99.2 Unaudited Pro Forma Combined Financial Information of NorthWestern Corporation as of and for the nine months ended September 30, 2001 and for the year ended December 31, 2000.

 99.3 Unaudited Pro Forma Combined Financial Data of the Utility as of and for the nine months ended September 30, 2001 and for the year ended December 30, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NorthWestern Corp.
                                            (Registrant)


                                            BY: /s/ Kipp D. Orme
                                                ----------------------------
                                                Kipp D. Orme
                                                Vice President--Finance and
                                                     Chief Executive Officer


December 12, 2001


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            TITLE
------            -----

 99.1 Unaudited Combined Financial Statements of the Utility as of and for the nine months ended September 30, 2001 and Audited Combined Financial Statements of the Utility as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000.

 99.2 Unaudited Pro Forma Combined Financial Information of NorthWestern Corporation as of and for the nine months ended September 30, 2001 and for the year ended December 31, 2000.

 99.3 Unaudited Pro Forma Combined Financial Data of the Utility as of and for the nine months ended September 30, 2001 and for the year ended December 30, 2000.